SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest event reported): November 20, 2001


                           USAA FEDERAL SAVINGS BANK
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            (Exact name of registrant as specified in its charter)

                                 United States
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        (State or other jurisdiction of incorporation or organization)


                 333-30840-02                              74-2291652
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           (Commission File Number)          (IRS Employer Identification No.)

                            10750 McDermott Freeway
                           San Antonio, Texas 78288
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             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (210) 498-2265
                                Not applicable
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events.
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Filing of certain Agreements
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     On November 20, 2001, USAA Auto Owner Trust 2001-2 (the "Issuer"), as
issuer, and JPMorgan Chase Bank ("JPMorgan"), as indenture trustee, entered into an indenture dated as of November 1, 2001 (the "Indenture"). On November 20, 2001, USAA Federal Savings Bank ("USAA"), as depositor, and First Union Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of November 1, 2001 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On November 20, 2001, USAA, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of November 1, 2001 (the "Sale and Servicing Agreement"). On November 20, 2001, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of November 1, 2001. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement is attached hereto as Exhibit 10.2.



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

Item 7.    Financial Statements, Pro Forma Financial

                       Information and Exhibits.
                       ------------------------

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibits:

                  4.1      Indenture

                  4.2      Trust Agreement

                  10.1     Sale and Servicing Agreement

                  10.2     Administration Agreement



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

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USAA FEDERAL SAVINGS BANK,
                                           as Administrator for USAA Auto Owner
                                           Trust 2001-2

                                           By: /s/ Michael J. Broker
                                                   ----------------------------


                                        Michael J. Broker
                                        Vice President



Dated:  November 30, 2001



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



                                 EXHIBIT INDEX


                   Exhibit No.                              Page
                   -----------                              ----
                      4.1                                     6
                      4.2
                      10.1
                      10.2